UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 29, 2021
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices) (ZIP Code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Form of LTIP-B Award Agreement

On December 29, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Construction Partners, Inc. (the “Company”) approved a form of award agreement for performance stock unit awards (“LTIP-B awards”) granted pursuant to the Construction Partners, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”). The following description of the form of LTIP-B award agreement does not purport to be complete and is qualified in its entirety by the full text of the form of LTIP-B award agreement, which is attached hereto as Exhibit 10.1.

The LTIP-B awards represent performance stock units (“PSUs”), with each unit having a notional value equivalent to one share of the Company’s Class A common stock for purposes of determining the number of shares subject to the award. Each LTIP-B award provides for a target number of PSUs that the grantee may earn, with the preliminary number of vested PSUs to be determined based on the Company’s actual performance compared to its targets over a three-year performance period for the following metrics: (i) compound aggregate revenue growth rate and (ii) average annual return on capital employed (“ROCE”).

Fifty percent (50%) of the target PSUs (the “Revenue Target PSUs”) will be eligible to vest based on the achievement of compound aggregate revenue growth rate as compared to the revenue growth rate target, as set forth in the following table. The number of vested PSUs will be interpolated for performance between each performance level (based on whole percentages), and there will be no vested PSUs if the performance level is less than 89% of the revenue growth rate target over the performance period.

Performance Level	Revenue Growth Rate vs. Revenue Growth Target	Payout % (Vested PSUs)
Below Threshold	< 89%	0% of Revenue Target PSUs
Threshold	89%	75% of Revenue Target PSUs
Target	100%	100% of Revenue Target PSUs
Maximum	> 112%	150% of Revenue Target PSUs
Fifty percent (50%) of the target PSUs (the “ROCE Target PSUs”) will be eligible to vest based on the achievement of ROCE as compared to the ROCE target, as set forth in the following table. The number of vested PSUs will be interpolated for performance between each performance level (based on whole percentages), and there will be no vested PSUs if the performance level is less than 92% of the ROCE target over the performance period.

Performance Level	ROCE vs. ROCE Target	Payout % (Vested PSUs)
Below Threshold	< 92%	0% of ROCE Target PSUs
Threshold	92%	75% of ROCE Target PSUs
Target	100%	100% of ROCE Target PSUs
Maximum	> 108%	150% of ROCE Target PSUs
Following a determination of the preliminary vested PSUs, the final number of PSUs that are eligible to vest will be either increased or decreased by up to 15% based on a comparison of the total stockholder return (“TSR”) over the performance period compared to that of the Russell 2000 over the same period (provided that the Company’s TSR must be positive in order for any upward adjustment to be made). Specifically, the LTIP-B award is subject to modification based on the following schedule:

Company TSR vs. Russell 2000	Award Modification
25th Percentile or Below	-15%
↕	Straight-line interpolation
50th Percentile	0%
↕	Straight-line interpolation
75th Percentile or Above	+15%

In addition to being subject to all the general terms and conditions of the Equity Incentive Plan, the form of LTIP-B award agreement provides that the PSUs have no rights with respect to dividends until the awards become vested and are settled in shares of Class A common stock. The LTIP-B award agreement provides that the “vesting date” for each LTIP-B award, which is defined as the date on which the administrator of the Equity Incentive Plan determines for the performance period (i) the actual achievement of the compound aggregate revenue growth rate for the performance period, (ii) the actual achievement of the ROCE for the performance period, and (iii) the actual achievement of the Company’s relative TSR, will occur within 60 days following the end of the performance period. Provided that the grantee is employed by or providing services to the Company or any affiliate on the applicable vesting date, vested PSUs will be converted and settled in shares of Class A common stock within 60 days following the vesting date. In general, upon a termination of the employment of an LTIP-B award holder prior to the vesting date, vesting will cease, and the LTIP-B award will immediately terminate and be forfeited.
Grant of LTIP-B Awards
On December 29, 2021, the Compensation Committee, as administrator of the Equity Incentive Plan, approved grants of LTIP-B awards to certain members of the Company’s management, including Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer. Pursuant to these grants, the number of vested PSUs will be based on the Company’s compound aggregate revenue growth rate and average annual ROCE over the three-year performance periods (i) beginning October 1, 2020 and ending September 30, 2023 and (ii) beginning October 1, 2021 and ending September 30, 2024, respectively. In connection with the grants, Mr. Smith received an award of 13,750 target PSUs for the performance period beginning October 1, 2020 and ending September 30, 2023 and an award of 14,375 target PSUs for the performance period beginning October 1, 2021 and ending September 30, 2024.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of LTIP-B (Performance Stock Unit) Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: January 5, 2022	By:	/s/ R. Alan Palmer
R. Alan Palmer
Executive Vice President and Chief Financial Officer